Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2017

Reference is made to Prudential Financial, Inc.‘s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

February 7, 2018

i

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

Net income for the fourth quarter and full year 2017, and book value per share and adjusted book value per share as of December 31, 2017, include the estimated impact of the enactment of the Tax Cuts and Jobs Act (Tax Act), which was signed into law on December 22, 2017. The final impact of the Tax Act may differ from these estimates, due to, among other things, changes in interpretations and assumptions made by the Company, additional guidance that may be issued by the U.S. Department of Treasury and actions that the Company may take. Information herein regarding the impact of the Tax Act on Prudential Financial, Inc.’s results of operations and financial condition consists of estimates. These estimates are forward-looking statements based on current interpretations and expectations and may change, possibly materially.

Prudential Financial, Inc.

This quarterly financial supplement reflects, for all periods presented, the new organizational structure of our U.S. businesses. The structure better reflects our focus on leveraging our mix of businesses and our digital and customer engagement capabilities to expand our value proposition for the benefit of customers and stakeholders. Under the new structure, our principal operations are comprised of five divisions, which together encompass seven segments, and our Corporate and Other operations as illustrated below. There are no changes to our reporting segments nor to our measure of segment profitability as a result of the new organizational structure.

New Financial Reporting Structure

U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations	Closed Block Division
Individual Annuities Segment Individual Life Segment	Retirement Segment Group Insurance Segment	Investment Management Segment	International Insurance Segment Life Planner Operations Gibraltar and Other Operations	Corporate Non-Closed Block divested businesses	Closed Block Segment

Former Financial Reporting Structure

U.S. Retirement & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations	Closed Block Division
Individual Annuities Segment Retirement Segment Asset Management Segment	Individual Life Segment Group Insurance Segment	International Insurance Segment Life Planner Operations Gibraltar and Other Operations	Corporate Non-Closed Block divested businesses	Closed Block Segment

iii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2016	2017
2017	2016	Change		4Q	1Q	2Q	3Q	4Q

			Pre-tax adjusted operating income (loss) by division:
2,007	1,844	9%	U.S. Individual Solutions Division	560	586	55	727	639
1,497	1,232	22%	U.S. Workplace Solutions Division	361	431	444	309	313
979	787	24%	Investment Management Division	224	196	218	259	306
3,198	3,117	3%	International Insurance Division	755	799	823	799	777
(1,437)	(1,581)	9%	Corporate and other operations	(441)	(352)	(312)	(310)	(463)

6,244	5,399	16%	Total pre-tax adjusted operating income	1,459	1,660	1,228	1,784	1,572
1,592	1,292	23%	Income taxes, applicable to adjusted operating income	369	423	309	461	399

4,652	4,107	13%	After-tax adjusted operating income	1,090	1,237	919	1,323	1,173

			Reconciling items:
(58)	523	-111%	Realized investment gains (losses), net, and related charges and adjustments	(824)	38	(679)	1,164	(581)
336	(17)	2076%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(378)	44	201	85	6
(151)	21	-819%	Change in experience-rated contractholder liabilities due to asset value changes	283	(12)	(145)	(31)	37
			Divested businesses:
45	(132)	134%	Closed Block Division	(58)	34	(18)	33	(4)
38	(84)	145%	Other divested businesses	(160)	6	35	10	(13)
33	(5)	760%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(5)	(28)	(14)	(24)	99

243	306	-21%	Total reconciling items, before income taxes	(1,142)	82	(620)	1,237	(456)
(3,030)	43	-7147%	Income taxes, not applicable to adjusted operating income	(334)	(28)	(184)	339	(3,157)

3,273	263	1144%	Total reconciling items, after income taxes	(808)	110	(436)	898	2,701

7,925	4,370	81%	Income (after-tax) before equity in earnings of operating joint ventures	282	1,347	483	2,221	3,874
(62)	(2)	-3000%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	2	22	8	17	(109)

7,863	4,368	80%	Income attributable to Prudential Financial, Inc.	284	1,369	491	2,238	3,765
111	51	118%	Earnings attributable to noncontrolling interests	9	3	5	3	100

7,974	4,419	80%	Net income	293	1,372	496	2,241	3,865
111	51	118%	Less: Income attributable to noncontrolling interests	9	3	5	3	100

7,863	4,368	80%	Net income attributable to Prudential Financial, Inc.	284	1,369	491	2,238	3,765

13.0%	12.0%		Operating Return on Average Equity (based on adjusted operating income) (1)	12.6%	14.2%	10.5%	14.8%	12.6%

(1)	Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement and certain deferred taxes as described on page 3. The comparable GAAP measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on net income). Return on average equity (based on net income) represents income after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with U.S. GAAP, annualized for interim periods, divided by average total Prudential Financial, Inc. equity. Return on average equity (based on net income) is 28.8%, 18.1%, 4.1%, 11.8%, and 2.2% for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and 16.0% and 8.8% for years ended December 31, 2017, and December 31, 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted):
10.58	9.13	After-tax adjusted operating income	2.46	2.79	2.09	3.01	2.69

		Reconciling items:
(0.13)	1.17	Realized investment gains (losses), net, and related charges and adjustments	(1.87)	0.09	(1.55)	2.68	(1.34)
0.77	(0.04)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.86)	0.10	0.46	0.20	0.01
(0.35)	0.05	Change in experience-rated contractholder liabilities due to asset value changes	0.64	(0.03)	(0.33)	(0.07)	0.09
		Divested businesses:
0.10	(0.30)	Closed Block Division	(0.13)	0.08	(0.04)	0.08	(0.01)
0.09	(0.19)	Other divested businesses	(0.36)	0.01	0.08	0.02	(0.03)
(0.09)	—	Difference in earnings allocated to participating unvested share-based payment awards	0.02	—	0.01	(0.03)	(0.07)

0.39	0.69	Total reconciling items, before income taxes	(2.56)	0.25	(1.37)	2.88	(1.35)
(6.89)	0.11	Income taxes, not applicable to adjusted operating income	(0.75)	(0.05)	(0.40)	0.80	(7.27)

7.28	0.58	Total reconciling items, after income taxes	(1.81)	0.30	(0.97)	2.08	5.92

17.86	9.71	Net income attributable to Prudential Financial, Inc.	0.65	3.09	1.12	5.09	8.61

427.0	438.2	Weighted average number of outstanding Common shares (basic)	430.7	429.9	428.3	426.2	423.7
436.0	446.6	Weighted average number of outstanding Common shares (diluted)	439.8	439.1	437.2	435.0	432.7

17	17	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
56	47	After-tax adjusted operating income	12	15	11	16	14
94	49	Net income	3	16	7	27	44

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	1,133	1,415	1,779	2,358	1,380
		Long-term debt	12,224	12,074	11,806	10,532	10,550
		Junior Subordinated Long-Term Debt	5,817	5,819	5,820	6,621	6,622

		Prudential Financial Inc. Equity:
		Including accumulated other comprehensive income	45,863	46,784	48,444	50,373	54,069
		Excluding accumulated other comprehensive income (2)	31,242	32,141	32,082	33,775	36,995
		Amount included above for remeasurement of foreign currency and certain deferred taxes (3)(4)	(3,199)	(3,060)	(2,889)	(2,758)	(969)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (3)(4)	34,441	35,201	34,971	36,533	37,964

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (5)	104.91	107.09	111.35	116.32	125.24
		Excluding accumulated other comprehensive income (2)(5)	71.62	73.75	73.96	78.26	86.06
		Amount included above for remeasurement of foreign currency and certain deferred taxes (3)(4)	(7.33)	(7.02)	(6.66)	(6.39)	(2.22)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency and certain deferred taxes (3)(4)(5)	78.95	80.77	80.62	84.65	88.28

		Number of diluted shares at end of period (5)	436.2	435.8	433.8	431.6	435.7

		Common Stock Price Range (based on closing price):
117.15	107.10	High	107.10	113.82	109.13	115.23	117.15
98.65	58.00	Low	81.43	103.92	102.92	98.65	107.28
114.98	104.06	Close	104.06	106.68	108.14	106.32	114.98

		Common Stock market capitalization (1)	44,704	45,798	46,176	45,154	48,591

(1)	As of end of period.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Includes $1,678 million impact reported in net income for the fourth quarter of 2017 from the remeasurement of deferred tax assets and liabilities originally established through accumulated other comprehensive income, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017.
(5)	As of the fourth quarter of 2017, exchangeable surplus notes are dilutive when book value per share is greater than $85.00 (equivalent to an additional 5.88 million in diluted shares and an increase of $500 million in equity). As of the fourth quarter of 2016 and first, second and third quarters of 2017, exchangeable surplus notes are dilutive when book value per share is greater than $86.92 (equivalent to an additional 5.75 million in diluted shares and an increase of $500 million in equity). See page 41 for more information.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

OPERATIONS HIGHLIGHTS

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Investment Management Division:
		Institutional customers	431.5	445.2	461.2	478.3	489.5
		Retail customers	209.2	217.6	231.2	239.9	245.6
		General account	399.4	406.1	412.3	415.7	420.2

		Total Investment Management Division	1,040.1	1,068.9	1,104.7	1,133.9	1,155.3
		U.S. Individual Solutions Division	114.6	119.1	114.4	116.7	119.8
		U.S. Workplace Solutions Division	82.9	84.3	85.8	86.9	88.5
		International Insurance Division	26.2	26.5	28.7	28.7	30.0

		Total assets under management	1,263.8	1,298.8	1,333.6	1,366.2	1,393.6
		Client assets under administration	177.3	185.2	188.3	202.4	213.6

		Total assets under management and administration	1,441.1	1,484.0	1,521.9	1,568.6	1,607.2

		Assets managed or administered for customers outside of the United States at end of period	311.1	326.6	341.1	350.5	358.0

		Distribution Representatives (1):
		Prudential Advisors	2,937	2,922	2,921	2,937	2,882
		International Life Planners	7,680	7,819	7,735	7,831	7,831
		Gibraltar Life Consultants	8,884	8,752	8,509	8,327	8,326

56	56	Prudential Advisor productivity ($ thousands)	67	47	51	53	72

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINED STATEMENTS OF OPERATIONS

(in millions)

Year-to-date		%		2016	2017
2017	2016	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
29,162	27,953	4%	Premiums	7,296	5,774	7,557	7,111	8,720
5,518	5,887	-6%	Policy charges and fee income	1,529	1,555	794	1,565	1,604
13,499	12,695	6%	Net investment income	3,299	3,354	3,335	3,345	3,465
5,467	5,039	8%	Asset management fees, commissions and other income	1,296	1,324	1,342	1,340	1,461

53,646	51,574	4%	Total revenues	13,420	12,007	13,028	13,361	15,250

			Benefits and Expenses (1):
30,071	29,709	1%	Insurance and annuity benefits	7,658	6,146	7,386	7,376	9,163
3,729	3,698	1%	Interest credited to policyholders’ account balances	945	920	953	927	929
1,322	1,315	1%	Interest expense	319	322	326	330	344
(2,818)	(2,845)	1%	Deferral of acquisition costs	(711)	(724)	(755)	(653)	(686)
2,093	1,672	25%	Amortization of acquisition costs	468	481	662	470	480
13,005	12,626	3%	General and administrative expenses	3,282	3,202	3,228	3,127	3,448

47,402	46,175	3%	Total benefits and expenses	11,961	10,347	11,800	11,577	13,678

6,244	5,399	16%	Adjusted operating income before income taxes	1,459	1,660	1,228	1,784	1,572

			Reconciling items:
(602)	989	-161%	Realized investment gains (losses), net, and related adjustments	(1,454)	(66)	(1,377)	1,395	(554)
544	(466)	217%	Related charges	630	104	698	(231)	(27)

(58)	523	-111%	Total realized investment gains (losses), net, and related charges and adjustments	(824)	38	(679)	1,164	(581)

336	(17)	2076%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(378)	44	201	85	6
(151)	21	-819%	Change in experience-rated contractholder liabilities due to asset value changes	283	(12)	(145)	(31)	37
			Divested businesses:
45	(132)	134%	Closed Block Division	(58)	34	(18)	33	(4)
38	(84)	145%	Other divested businesses	(160)	6	35	10	(13)
33	(5)	760%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(5)	(28)	(14)	(24)	99

243	306	-21%	Total reconciling items, before income taxes	(1,142)	82	(620)	1,237	(456)

6,487	5,705	14%	Income before income taxes and equity in earnings of operating joint ventures	317	1,742	608	3,021	1,116
(1,438)	1,335	-208%	Income tax expense (benefit)	35	395	125	800	(2,758)

7,925	4,370	81%	Income before equity in earnings of operating joint ventures	282	1,347	483	2,221	3,874

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests. See pages 36 and 37 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended December 31, 2017
	Total	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	8,720	253	4,651	—	3,822	(6)
Policy charges and fee income	1,604	1,286	199	—	129	(10)
Net investment income	3,465	685	1,323	46	1,284	127
Asset management fees, commissions and other income	1,461	525	230	939	57	(290)

Total revenues	15,250	2,749	6,403	985	5,292	(179)

Benefits and Expenses (1):
Insurance and annuity benefits	9,163	722	5,134	—	3,291	16
Interest credited to policyholders’ account balances	929	268	440	—	221	—
Interest expense	344	186	9	8	3	138
Deferral of acquisition costs	(686)	(265)	(11)	(1)	(418)	9
Amortization of acquisition costs	480	201	12	3	274	(10)
General and administrative expenses	3,448	998	506	669	1,144	131

Total benefits and expenses	13,678	2,110	6,090	679	4,515	284

Adjusted operating income (loss) before income taxes	1,572	639	313	306	777	(463)

	Quarter Ended December 31, 2016
	Total	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	7,296	262	3,227	—	3,814	(7)
Policy charges and fee income	1,529	1,217	194	—	129	(11)
Net investment income	3,299	656	1,278	20	1,206	139
Asset management fees, commissions and other income	1,296	482	235	753	89	(263)

Total revenues	13,420	2,617	4,934	773	5,238	(142)

Benefits and Expenses (1):
Insurance and annuity benefits	7,658	703	3,668	—	3,280	7
Interest credited to policyholders’ account balances	945	268	451	—	226	—
Interest expense	319	165	7	4	3	140
Deferral of acquisition costs	(711)	(290)	(6)	(2)	(426)	13
Amortization of acquisition costs	468	203	10	4	264	(13)
General and administrative expenses	3,282	1,008	443	543	1,136	152

Total benefits and expenses	11,961	2,057	4,573	549	4,483	299

Adjusted operating income (loss) before income taxes	1,459	560	361	224	755	(441)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Twelve Months Ended December 31, 2017
	Total	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	29,162	1,043	12,436	—	15,707	(24)
Policy charges and fee income	5,518	4,235	828	—	503	(48)
Net investment income	13,499	2,690	5,119	170	5,027	493
Asset management fees, commissions and other income	5,467	2,116	931	3,185	323	(1,088)

Total revenues	53,646	10,084	19,314	3,355	21,560	(667)

Benefits and Expenses (1):
Insurance and annuity benefits	30,071	2,454	14,108	—	13,488	21
Interest credited to policyholders’ account balances	3,729	1,049	1,781	—	899	—
Interest expense	1,322	718	31	27	13	533
Deferral of acquisition costs	(2,818)	(1,005)	(36)	(6)	(1,807)	36
Amortization of acquisition costs	2,093	947	40	11	1,138	(43)
General and administrative expenses	13,005	3,914	1,893	2,344	4,631	223

Total benefits and expenses	47,402	8,077	17,817	2,376	18,362	770

Adjusted operating income (loss) before income taxes	6,244	2,007	1,497	979	3,198	(1,437)

	Twelve Months Ended December 31, 2016
	Total	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	27,953	1,019	11,613	—	15,348	(27)
Policy charges and fee income	5,887	4,589	844	—	499	(45)
Net investment income	12,695	2,520	4,871	80	4,759	465
Asset management fees, commissions and other income	5,039	1,893	891	2,881	403	(1,029)

Total revenues	51,574	10,021	18,219	2,961	21,009	(636)

Benefits and Expenses (1):
Insurance and annuity benefits	29,709	3,091	13,360	—	13,232	26
Interest credited to policyholders’ account balances	3,698	1,042	1,736	—	920	—
Interest expense	1,315	654	24	15	8	614
Deferral of acquisition costs	(2,845)	(1,114)	(31)	(10)	(1,750)	60
Amortization of acquisition costs	1,672	599	39	15	1,068	(49)
General and administrative expenses	12,626	3,905	1,859	2,154	4,414	294

Total benefits and expenses	46,175	8,177	16,987	2,174	17,892	945

Adjusted operating income (loss) before income taxes	5,399	1,844	1,232	787	3,117	(1,581)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

CONSOLIDATED BALANCE SHEETS

(in millions)

	12/31/2016	03/31/2017	06/30/2017	09/30/2017	12/31/2017

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $292,581; $300,437; $303,287; $307,527; $312,385)	321,419	328,717	335,254	340,100	346,780
Fixed maturities, held to maturity, at amortized cost (fair value $2,524; $2,552; $2,516; $2,475; $2,430)	2,144	2,166	2,123	2,084	2,049
Trading account assets supporting insurance liabilities, at fair value	21,840	21,820	22,073	22,126	22,097
Other trading account assets, at fair value	5,764	5,863	6,773	6,210	5,752
Equity securities, available for sale, at fair value (cost $7,149; $7,461; $7,456; $7,145; $4,147)	9,748	10,143	10,151	9,739	6,174
Commercial mortgage and other loans	52,779	53,660	54,915	55,373	56,045
Policy loans	11,755	11,893	11,719	11,765	11,891
Other long-term investments	11,283	11,450	11,777	11,986	12,308
Short-term investments	7,508	5,175	3,616	5,508	6,775

Total investments	444,240	450,887	458,401	464,891	469,871
Cash and cash equivalents	14,127	13,308	16,605	14,541	14,490
Accrued investment income	3,204	3,231	3,228	3,278	3,325
Deferred policy acquisition costs	17,661	18,197	18,715	18,724	18,992
Value of business acquired	2,314	2,266	1,897	1,817	1,591
Other assets	14,780	15,671	16,311	16,770	17,035
Separate account assets	287,636	293,805	297,433	301,110	306,617

Total assets	783,962	797,365	812,590	821,131	831,921

Liabilities:
Future policy benefits	240,908	244,705	250,706	252,339	257,317
Policyholders’ account balances	145,205	147,026	147,554	148,342	148,189
Securities sold under agreements to repurchase	7,606	8,535	8,817	8,145	8,400
Cash collateral for loaned securities	4,333	4,175	4,036	4,697	4,354
Income taxes	10,412	10,598	11,631	12,509	9,600
Senior short-term debt	1,133	1,415	1,779	2,358	1,380
Senior long-term debt	12,224	12,074	11,806	10,532	10,550
Junior subordinated long-term debt	5,817	5,819	5,820	6,621	6,622
Notes issued by consolidated variable interest entities	2,150	2,179	2,176	1,517	1,518
Other liabilities	20,450	20,060	22,192	22,396	23,030
Separate account liabilities	287,636	293,805	297,433	301,110	306,617

Total liabilities	737,874	750,391	763,950	770,566	777,577

Equity:
Accumulated other comprehensive income	14,621	14,643	16,362	16,598	17,074
Other equity	31,242	32,141	32,082	33,775	36,995

Total Prudential Financial, Inc. equity	45,863	46,784	48,444	50,373	54,069

Noncontrolling Interest	225	190	196	192	275

Total Equity	46,088	46,974	48,640	50,565	54,344

Total liabilities and equity	783,962	797,365	812,590	821,131	831,921

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of December 31, 2017

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	469,871	61,291	408,580	62,322	131,957	5,143	189,454	19,704
Deferred policy acquisition costs	18,992	299	18,693	10,535	308	—	8,214	(364)
Other assets	36,441	1,543	34,898	14,473	7,820	2,823	10,029	(247)
Separate account assets	306,617	—	306,617	180,321	85,120	41,978	3,735	(4,537)

Total assets	831,921	63,133	768,788	267,651	225,205	49,944	211,432	14,556

Liabilities:
Future policy benefits	257,317	48,870	208,447	24,446	64,246	—	114,515	5,240
Policyholders’ account balances	148,189	5,147	143,042	34,429	58,252	—	50,353	8
Debt	18,552	—	18,552	7,970	845	1,936	120	7,681
Other liabilities	46,902	10,831	36,071	6,624	6,573	3,667	15,957	3,250
Separate account liabilities	306,617	—	306,617	180,321	85,120	41,978	3,735	(4,537)

Total liabilities	777,577	64,848	712,729	253,790	215,036	47,581	184,680	11,642

Equity:
Accumulated other comprehensive income (loss)	17,074	(1)	17,075	1,062	3,087	(102)	13,891	(863)
Other equity (1)	36,995	(1,716)	38,711	12,798	7,075	2,030	12,812	3,996

Total Prudential Financial, Inc. equity	54,069	(1,717)	55,786	13,860	10,162	1,928	26,703	3,133

Noncontrolling Interest	275	2	273	1	7	435	49	(219)

Total Equity	54,344	(1,715)	56,059	13,861	10,169	2,363	26,752	2,914

Total liabilities and equity	831,921	63,133	768,788	267,651	225,205	49,944	211,432	14,556

	As of December 31, 2016

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Individual Solutions Division	U.S. Workplace Solutions Division	Investment Management Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	444,240	59,714	384,526	59,167	124,550	4,531	176,252	20,026
Deferred policy acquisition costs	17,661	336	17,325	10,149	308	—	7,208	(340)
Other assets	34,425	2,001	32,424	13,494	7,703	2,946	10,842	(2,561)
Separate account assets	287,636	—	287,636	165,574	81,590	41,779	2,817	(4,124)

Total assets	783,962	62,051	721,911	248,384	214,151	49,256	197,119	13,001

Liabilities:
Future policy benefits	240,908	49,281	191,627	22,368	60,591	—	103,930	4,738
Policyholders’ account balances	145,205	5,204	140,001	33,615	58,628	—	47,747	11
Debt	19,174	—	19,174	8,153	795	1,481	87	8,658
Other liabilities	44,951	8,967	35,984	5,309	5,008	4,007	18,457	3,203
Separate account liabilities	287,636	—	287,636	165,574	81,590	41,779	2,817	(4,124)

Total liabilities	737,874	63,452	674,422	235,019	206,612	47,267	173,038	12,486

Equity:
Accumulated other comprehensive income (loss)	14,621	(4)	14,625	339	1,826	(165)	14,320	(1,695)
Other equity	31,242	(1,399)	32,641	13,026	5,709	1,884	9,716	2,306

Total Prudential Financial, Inc. equity	45,863	(1,403)	47,266	13,365	7,535	1,719	24,036	611

Noncontrolling Interest	225	2	223	—	4	270	45	(96)

Total Equity	46,088	(1,401)	47,489	13,365	7,539	1,989	24,081	515

Total liabilities and equity	783,962	62,051	721,911	248,384	214,151	49,256	197,119	13,001

(1)	Other equity includes estimated impacts of enactment of the Tax Act, including $1,678 million in Corporate and Other Operations related to the remeasurement of certain deferred tax assets and liabilities originally established through accumulated other comprehensive income.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of December 31, 2017				As of December 31, 2016
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	—	5,402	6,622	12,024	—	5,822	5,817	11,639
Operating Debt - Investment related	676	3,306	—	3,982	477	4,901	—	5,378
Operating Debt - Specified businesses	704	1,043	—	1,747	584	914	—	1,498
Limited recourse and non-recourse borrowing	—	799	—	799	72	587	—	659

Total debt	1,380	10,550	6,622	18,552	1,133	12,224	5,817	19,174

	As of December 31, 2017				As of December 31, 2016
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	11,028	940	56	12,024	10,645	939	55	11,639
Operating Debt - Investment related	3,917	65	—	3,982	4,314	65	999	5,378
Operating Debt - Specified businesses	1,239	508	—	1,747	965	533	—	1,498
Limited recourse and non-recourse borrowing	—	799	—	799	—	659	—	659

Total debt	16,184	2,312	56	18,552	15,924	2,196	1,054	19,174

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $840 million of surplus notes as of December 31, 2017 and $839 million as of December 31, 2016.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2016	2017
2017	2016	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
1,043	1,019	2%	Premiums	262	255	271	264	253
4,235	4,589	-8%	Policy charges and fee income	1,217	1,232	472	1,245	1,286
2,690	2,520	7%	Net investment income	656	672	667	666	685
2,116	1,893	12%	Asset management fees, commissions and other income	482	501	550	540	525

10,084	10,021	1%	Total revenues	2,617	2,660	1,960	2,715	2,749

			Benefits and Expenses (1):
2,454	3,091	-21%	Insurance and annuity benefits	703	730	360	642	722
1,049	1,042	1%	Interest credited to policyholders’ account balances	268	263	255	263	268
718	654	10%	Interest expense	165	170	179	183	186
(1,005)	(1,114)	10%	Deferral of acquisition costs	(290)	(262)	(246)	(232)	(265)
947	599	58%	Amortization of acquisition costs	203	199	360	187	201
3,914	3,905	0%	General and administrative expenses	1,008	974	997	945	998

8,077	8,177	-1%	Total benefits and expenses	2,057	2,074	1,905	1,988	2,110

2,007	1,844	9%	Adjusted operating income before income taxes	560	586	55	727	639

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

	Twelve Months Ended December 31, 2017			Quarter Ended December 31, 2017
	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life
Revenues (1):
Premiums	1,043	148	895	253	27	226
Policy charges and fee income	4,235	2,833	1,402	1,286	736	550
Net investment income	2,690	742	1,948	685	186	499
Asset management fees, commissions and other income	2,116	1,387	729	525	336	189

Total revenues	10,084	5,110	4,974	2,749	1,285	1,464

Benefits and Expenses (1):
Insurance and annuity benefits	2,454	318	2,136	722	72	650
Interest credited to policyholders’ account balances	1,049	330	719	268	85	183
Interest expense	718	70	648	186	19	167
Deferral of acquisition costs	(1,005)	(314)	(691)	(265)	(84)	(181)
Amortization of acquisition costs	947	464	483	201	118	83
General and administrative expenses	3,914	2,044	1,870	998	534	464

Total benefits and expenses	8,077	2,912	5,165	2,110	744	1,366

Adjusted operating income (loss) before income taxes	2,007	2,198	(191)	639	541	98

	Twelve Months Ended December 31, 2016			Quarter Ended December 31, 2016
	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life	Total U.S. Individual Solutions Division	Individual Annuities	Individual Life
Revenues (1):
Premiums	1,019	159	860	262	44	218
Policy charges and fee income	4,589	2,569	2,020	1,217	651	566
Net investment income	2,520	698	1,822	656	184	472
Asset management fees, commissions and other income	1,893	1,240	653	482	314	168

Total revenues	10,021	4,666	5,355	2,617	1,193	1,424

Benefits and Expenses (1):
Insurance and annuity benefits	3,091	306	2,785	703	100	603
Interest credited to policyholders’ account balances	1,042	362	680	268	92	176
Interest expense	654	71	583	165	14	151
Deferral of acquisition costs	(1,114)	(408)	(706)	(290)	(87)	(203)
Amortization of acquisition costs	599	484	115	203	134	69
General and administrative expenses	3,905	2,086	1,819	1,008	518	490

Total benefits and expenses	8,177	2,901	5,276	2,057	771	1,286

Adjusted operating income before income taxes	1,844	1,765	79	560	422	138

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
153,295	149,441	Beginning total account value	154,903	153,295	156,830	159,202	162,107
2,863	2,494	Sales: Highest Daily Suite - risk retained by Prudential (1)	558	782	688	576	817
27	1,367	Highest Daily Suite - externally reinsured living benefits	318	14	6	7	—
2,962	4,133	Other variable annuities (2)	762	632	799	735	796

5,852	7,994	Total sales	1,638	1,428	1,493	1,318	1,613
(9,717)	(7,776)	Surrenders and withdrawals	(2,122)	(2,326)	(2,382)	(2,288)	(2,721)

(3,865)	218	Net sales (redemptions)	(484)	(898)	(889)	(970)	(1,108)
(1,558)	(1,450)	Benefit payments	(347)	(413)	(391)	(359)	(395)

(5,423)	(1,232)	Net flows	(831)	(1,311)	(1,280)	(1,329)	(1,503)
20,993	8,638	Change in market value, interest credited, and other	124	5,751	4,578	5,170	5,494
(3,712)	(3,552)	Policy charges	(901)	(905)	(926)	(936)	(945)

165,153	153,295	Ending total account value	153,295	156,830	159,202	162,107	165,153

		Variable Annuities Account Value by Product:
121,150	112,543	Highest Daily Suite - risk retained by Prudential (1)	112,543	115,314	116,905	119,001	121,150
3,227	2,932	Highest Daily Suite - externally reinsured living benefits	2,932	3,025	3,084	3,153	3,227
40,776	37,820	Other variable annuities (2)	37,820	38,491	39,213	39,953	40,776

165,153	153,295	Ending total account value	153,295	156,830	159,202	162,107	165,153

		Fixed Annuities and other products (3):
3,488	3,504	Beginning total account value	3,485	3,488	3,489	3,492	3,493
42	60	Sales	18	12	14	11	5
(104)	(105)	Surrenders and withdrawals	(27)	(27)	(25)	(21)	(31)

(62)	(45)	Net redemptions	(9)	(15)	(11)	(10)	(26)
(315)	(344)	Benefit payments	(75)	(84)	(82)	(72)	(77)

(377)	(389)	Net flows	(84)	(99)	(93)	(82)	(103)
363	374	Interest credited and other	87	100	96	84	83
(1)	(1)	Policy charges	—	—	—	(1)	—

3,473	3,488	Ending total account value	3,488	3,489	3,492	3,493	3,473

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
1,904	2,353	Insurance Agents	550	507	490	418	489
979	1,492	Wirehouses	279	236	238	202	303
2,514	3,180	Independent Financial Planners	659	573	631	597	713
497	1,029	Bank Distribution	168	124	148	112	113

5,894	8,054	Total	1,656	1,440	1,507	1,329	1,618

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,892	9,942	Beginning balance	9,863	9,892	9,810	9,804	9,816
650	868	Premiums and deposits	194	185	168	130	167
(597)	(563)	Surrenders and withdrawals	(148)	(153)	(145)	(133)	(166)

53	305	Net sales (redemptions)	46	32	23	(3)	1
(380)	(411)	Benefit payments	(89)	(100)	(101)	(89)	(90)

(327)	(106)	Net flows	(43)	(68)	(78)	(92)	(89)
248	241	Interest credited and other	57	58	56	63	71
80	(184)	Net transfers (to) from separate account	15	(72)	16	42	94
(1)	(1)	Policy charges	—	—	—	(1)	—

9,892	9,892	Ending balance	9,892	9,810	9,804	9,816	9,892

		Account Values in Separate Account (1):
146,891	143,003	Beginning balance	148,525	146,891	150,509	152,890	155,784
5,244	7,186	Premiums and deposits	1,462	1,255	1,339	1,199	1,451
(9,224)	(7,318)	Surrenders and withdrawals	(2,001)	(2,200)	(2,262)	(2,176)	(2,586)

(3,980)	(132)	Net redemptions	(539)	(945)	(923)	(977)	(1,135)
(1,493)	(1,383)	Benefit payments	(333)	(397)	(372)	(342)	(382)

(5,473)	(1,515)	Net flows	(872)	(1,342)	(1,295)	(1,319)	(1,517)
21,108	8,771	Change in market value, interest credited and other	154	5,793	4,618	5,191	5,506
(80)	184	Net transfers (to) from general account	(15)	72	(16)	(42)	(94)
(3,712)	(3,552)	Policy charges	(901)	(905)	(926)	(936)	(945)

158,734	146,891	Ending balance	146,891	150,509	152,890	155,784	158,734

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2016	2017
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	4,104	3,879	3,661	3,530	3,380
Guaranteed minimum withdrawal benefits	514	509	494	483	477
Guaranteed minimum income benefits	2,730	2,761	2,755	2,772	2,791
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	120,468	123,609	125,869	128,465	131,146
Guaranteed minimum withdrawal & income benefits - externally reinsured	2,932	3,025	3,084	3,153	3,227

Total	130,748	133,783	135,863	138,403	141,021

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	107,752	110,286	111,750	113,691	115,690
Account Values with Auto-Rebalancing Feature - externally reinsured	2,932	3,025	3,084	3,153	3,227
Account Values without Auto-Rebalancing Feature	20,064	20,472	21,029	21,559	22,104

Total	130,748	133,783	135,863	138,403	141,021

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	4,494	3,872	3,594	3,250	2,928
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	1,082	939	846	752	661

Total	5,576	4,811	4,440	4,002	3,589

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2016	2017
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	118,620	121,507	123,591	126,009	128,545
Net amount at risk	487	385	323	297	285
Minimum return, anniversary contract value, or maximum contract value:
Account value	30,980	31,460	31,612	31,952	32,269
Net amount at risk	3,714	3,215	3,012	2,785	2,611

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	110,684	113,311	114,834	116,844	118,916
Account Values without Auto-Rebalancing Feature	38,916	39,656	40,369	41,117	41,898

Total	149,600	152,967	155,203	157,961	160,814

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,597	1,265	1,168	1,060	1,008
Net Amount at Risk without Auto-Rebalancing Feature	2,604	2,335	2,167	2,022	1,888

Total	4,201	3,600	3,335	3,082	2,896

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

U.S. INDIVIDUAL SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE

(in millions)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

213	200	Term life	50	49	54	57	53
156	243	Guaranteed Universal life	77	53	40	31	32
125	95	Other Universal life	31	21	33	28	43
130	92	Variable life	25	23	26	26	55

624	630	Total	183	146	153	142	183

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

118	116	Prudential Advisors	29	27	29	29	33
506	514	Third party distribution	154	119	124	113	150

624	630	Total	183	146	153	142	183

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
26,041	24,487	Beginning balance	25,000	26,041	26,358	26,399	26,612
3,205	3,330	Premiums and deposits	949	804	832	738	831
(1,031)	(988)	Surrenders and withdrawals	(240)	(233)	(289)	(228)	(281)

2,174	2,342	Net sales	709	571	543	510	550
(566)	(490)	Benefit payments	(106)	(182)	(123)	(121)	(140)

1,608	1,852	Net flows	603	389	420	389	410
393	786	Interest credited and other	718	228	(85)	119	131
438	396	Net transfers from separate account	102	106	106	116	110
(1,619)	(1,480)	Policy charges	(382)	(406)	(400)	(411)	(402)
—	—	Acquisition	—	—	—	—	—

26,861	26,041	Ending balance	26,041	26,358	26,399	26,612	26,861

		Separate Account Liabilities:
28,455	27,027	Beginning balance	28,129	28,455	29,669	30,259	31,100
1,606	1,439	Premiums and deposits	359	442	343	330	491
(1,249)	(852)	Surrenders and withdrawals	(201)	(220)	(227)	(338)	(464)

357	587	Net sales (redemptions)	158	222	116	(8)	27
(169)	(163)	Benefit payments	(33)	(46)	(44)	(32)	(47)

188	424	Net flows	125	176	72	(40)	(20)
4,798	2,308	Change in market value, interest credited and other	532	1,373	851	1,227	1,347
(438)	(396)	Net transfers to general account	(102)	(106)	(106)	(116)	(110)
(918)	(908)	Policy charges	(229)	(229)	(227)	(230)	(232)
—	—	Acquisition	—	—	—	—	—

32,085	28,455	Ending balance	28,455	29,669	30,259	31,100	32,085

		FACE AMOUNT IN FORCE (3):

		Term life	721,602	727,736	736,348	745,849	753,804
		Guaranteed Universal life	134,973	137,801	139,663	141,031	142,546
		Other Universal life	45,350	45,704	46,328	46,888	47,516
		Variable life	162,574	162,611	162,452	162,660	163,174

		Total	1,064,500	1,073,851	1,084,791	1,096,429	1,107,040

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

Year-to-date		%		2016	2017
2017	2016	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
12,436	11,613	7%	Premiums	3,227	1,564	3,259	2,962	4,651
828	844	-2%	Policy charges and fee income	194	202	223	204	199
5,119	4,871	5%	Net investment income	1,278	1,313	1,257	1,226	1,323
931	891	4%	Asset management fees, commissions and other income	235	241	230	230	230

19,314	18,219	6%	Total revenues	4,934	3,320	4,969	4,622	6,403

			Benefits and Expenses (1):
14,108	13,360	6%	Insurance and annuity benefits	3,668	1,982	3,601	3,391	5,134
1,781	1,736	3%	Interest credited to policyholders’ account balances	451	431	476	434	440
31	24	29%	Interest expense	7	7	8	7	9
(36)	(31)	-16%	Deferral of acquisition costs	(6)	(7)	(9)	(9)	(11)
40	39	3%	Amortization of acquisition costs	10	5	6	17	12
1,893	1,859	2%	General and administrative expenses	443	471	443	473	506

17,817	16,987	5%	Total benefits and expenses	4,573	2,889	4,525	4,313	6,090

1,497	1,232	22%	Adjusted operating income before income taxes	361	431	444	309	313

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

	Twelve Months Ended December 31, 2017			Quarter Ended December 31, 2017
	Total U.S. Workplace Solutions Division	Retirement	Group Insurance	Total U.S. Workplace Solutions Division	Retirement	Group Insurance
Revenues (1):
Premiums	12,436	8,278	4,158	4,651	3,613	1,038
Policy charges and fee income	828	238	590	199	60	139
Net investment income	5,119	4,482	637	1,323	1,159	164
Asset management fees, commissions and other income	931	845	86	230	208	22

Total revenues	19,314	13,843	5,471	6,403	5,040	1,363

Benefits and Expenses (1):
Insurance and annuity benefits	14,108	10,035	4,073	5,134	4,091	1,043
Interest credited to policyholders’ account balances	1,781	1,507	274	440	368	72
Interest expense	31	26	5	9	8	1
Deferral of acquisition costs	(36)	(36)	—	(11)	(11)	—
Amortization of acquisition costs	40	26	14	12	11	1
General and administrative expenses	1,893	1,041	852	506	282	224

Total benefits and expenses	17,817	12,599	5,218	6,090	4,749	1,341

Adjusted operating income before income taxes	1,497	1,244	253	313	291	22

	Twelve Months Ended December 31, 2016			Quarter Ended December 31, 2016
	Total U.S. Workplace Solutions Division	Retirement	Group Insurance	Total U.S. Workplace Solutions Division	Retirement	Group Insurance
Revenues (1):
Premiums	11,613	7,579	4,034	3,227	2,214	1,013
Policy charges and fee income	844	228	616	194	61	133
Net investment income	4,871	4,263	608	1,278	1,120	158
Asset management fees, commissions and other income	891	806	85	235	213	22

Total revenues	18,219	12,876	5,343	4,934	3,608	1,326

Benefits and Expenses (1):
Insurance and annuity benefits	13,360	9,328	4,032	3,668	2,660	1,008
Interest credited to policyholders’ account balances	1,736	1,473	263	451	381	70
Interest expense	24	19	5	7	5	2
Deferral of acquisition costs	(31)	(31)	—	(6)	(6)	—
Amortization of acquisition costs	39	33	6	10	8	2
General and administrative expenses	1,859	1,042	817	443	242	201

Total benefits and expenses	16,987	11,864	5,123	4,573	3,290	1,283

Adjusted operating income before income taxes	1,232	1,012	220	361	318	43

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

U.S. WORKPLACE SOLUTIONS - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
202,802	188,961	Beginning total account value	200,476	202,802	210,400	214,731	227,438
29,527	21,928	Deposits and sales	5,168	6,736	4,771	11,188	6,832
(24,811)	(20,127)	Withdrawals and benefits	(5,315)	(6,690)	(5,786)	(5,132)	(7,203)
27,098	12,040	Change in market value, interest credited, interest income and other activity	2,473	7,552	5,346	6,651	7,549

234,616	202,802	Ending total account value	202,802	210,400	214,731	227,438	234,616

4,716	1,801	Net additions (withdrawals)	(147)	46	(1,015)	6,056	(371)

		Stable value account values included above	48,725	48,737	48,829	48,834	48,667

		Institutional Investment Products:
183,376	179,964	Beginning total account value	186,224	183,376	185,115	186,610	188,399
21,630	16,140	Additions	3,751	4,042	2,557	4,764	10,267
(17,406)	(12,161)	Withdrawals and benefits	(3,920)	(4,241)	(4,171)	(3,552)	(5,442)
5,190	5,299	Change in market value, interest credited and interest income	(905)	1,229	1,673	1,341	947
1,702	(5,866)	Other (1)	(1,774)	709	1,436	(764)	321

194,492	183,376	Ending total account value	183,376	185,115	186,610	188,399	194,492

4,224	3,979	Net additions (withdrawals)	(169)	(199)	(1,614)	1,212	4,825

		Amounts included in ending total account value above:
69,239	70,196	Investment-only stable value wraps	70,196	70,576	69,808	69,637	69,239
40,072	29,959	Longevity reinsurance (2)	29,959	32,004	33,138	36,053	40,072
85,181	83,221	Group annuities and other products	83,221	82,535	83,664	82,709	85,181

194,492	183,376	Ending total account value	183,376	185,115	186,610	188,399	194,492

(1)	“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

U.S. WORKPLACE SOLUTIONS DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
287	316	Group life	31	186	56	23	22
153	119	Group disability	6	115	14	12	12

440	435	Total	37	301	70	35	34

		Future Policy Benefits (1) (2):
		Group life	2,238	2,166	2,139	2,087	2,286
		Group disability	3	28	20	9	2

		Total	2,241	2,194	2,159	2,096	2,288

		Policyholders’ Account Balances (1):
		Group life	8,634	8,614	8,516	8,599	8,737
		Group disability	224	237	212	231	246

		Total	8,858	8,851	8,728	8,830	8,983

		Separate Account Liabilities (1):
		Group life	23,594	23,812	24,073	23,922	23,955
		Group disability	—	—	—	—	—

		Total	23,594	23,812	24,073	23,922	23,955

		Group Life Insurance:
4,124	4,095	Gross premiums, policy charges and fee income (3)	1,006	1,038	1,054	1,013	1,019
3,886	3,845	Earned premiums, policy charges and fee income	939	985	981	965	955
88.7%	88.5%	Benefits ratio (4)	87.3%	92.2%	86.3%	87.0%	89.3%
11.2%	10.6%	Administrative operating expense ratio	10.7%	10.8%	10.5%	11.2%	12.5%
		Persistency ratio	95.2%	94.9%	94.6%	93.9%	93.8%

		Group Disability Insurance:
953	880	Gross premiums, policy charges and fee income (3)	223	233	237	239	244
862	805	Earned premiums, policy charges and fee income	207	211	209	220	222
78.9%	82.9%	Benefits ratio (5)	91.3%	74.3%	76.7%	78.7%	85.6%
29.4%	31.4%	Administrative operating expense ratio	31.0%	29.4%	29.0%	29.2%	29.8%
		Persistency ratio	91.7%	93.7%	93.4%	91.7%	91.4%

		Total Group Insurance:
86.9%	87.5%	Benefits ratio (6)	88.0%	89.1%	84.5%	85.5%	88.6%
14.6%	14.3%	Administrative operating expense ratio	14.4%	14.2%	13.9%	14.6%	15.8%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. Benefit ratios including market driven and discrete items are 89.3%, 87.0%, 86.9%, 92.2%, and 87.3% for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and 88.9% and 89.1% for year-to-date December 2017 and 2016, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 85.6%, 78.7%, 47.5%, 74.3%, and 91.3% for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and 71.8% and 75.7% for year-to-date December 2017 and 2016, respectively.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. Benefits ratios including market driven and discrete items are 88.6%, 85.5%, 80.0%, 89.1%, and 88.0% for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively, and 85.8% and 86.7% for year-to-date December 2017 and 2016, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

STATEMENTS OF OPERATIONS - INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2016	2017
2017	2016			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
—	—	—	Premiums	—	—	—	—	—
—	—	—	Policy charges and fee income	—	—	—	—	—
170	80	113%	Net investment income	20	32	37	55	46
3,185	2,881	11%	Asset management fees, commissions and other income	753	724	750	772	939

3,355	2,961	13%	Total revenues	773	756	787	827	985

			Benefits and Expenses (1):
—	—	—	Insurance and annuity benefits	—	—	—	—	—
—	—	—	Interest credited to policyholders’ account balances	—	—	—	—	—
27	15	80%	Interest expense	4	5	7	7	8
(6)	(10)	40%	Deferral of acquisition costs	(2)	(2)	(1)	(2)	(1)
11	15	-27%	Amortization of acquisition costs	4	4	2	2	3
2,344	2,154	9%	General and administrative expenses	543	553	561	561	669

2,376	2,174	9%	Total benefits and expenses	549	560	569	568	679

979	787	24%	Adjusted operating income before income taxes	224	196	218	259	306

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

			Supplementary Revenue Information (in millions):
Year-to-date		%		2016	2017
2017	2016	Change		4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
2,417	2,227	9%	Asset management fees	579	575	592	619	631
439	255	72%	Other related revenues (1)	65	58	69	83	229
499	479	4%	Service, distribution and other revenues	129	123	126	125	125

3,355	2,961	13%	Total Investment Management revenues	773	756	787	827	985

			Analysis of asset management fees by source:
1,147	1,046	10%	Institutional customers	275	275	279	296	297
800	707	13%	Retail customers	183	185	194	203	218
470	474	-1%	General account	121	115	119	120	116

2,417	2,227	9%	Total asset management fees	579	575	592	619	631

Supplementary Assets Under Management Information (in billions):
	December 31, 2017
	Equity	Fixed Income	Real Estate	Total
Institutional customers	68.0	379.4	42.1	489.5
Retail customers	132.4	111.5	1.7	245.6
General account	5.8	412.5	1.9	420.2

Total	206.2	903.4	45.7	1,155.3

	December 31, 2016
	Equity	Fixed Income	Real Estate	Total
Institutional customers	59.3	332.2	40.0	431.5
Retail customers	112.4	94.5	2.3	209.2
General account	6.4	391.3	1.7	399.4

Total	178.1	818.0	44.0	1,040.1

(1)	Other related revenues for 4Q17 include $95 million of revenues associated with noncontrolling interests which are fully offset in general and administrative expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION

(in billions)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
386.4	347.1	Beginning assets under management	398.9	386.4	399.1	414.6	431.0
65.2	59.4	Additions	15.7	15.9	17.2	15.9	16.2
(53.6)	(54.1)	Withdrawals	(13.2)	(15.4)	(10.7)	(11.2)	(16.3)
38.0	21.8	Change in market value	(10.6)	9.6	10.8	9.1	8.5
1.3	11.8	Net money market flows	(1.1)	2.0	(1.7)	2.6	(1.6)
0.6	0.4	Other (1)	(3.3)	0.6	(0.1)	—	0.1

437.9	386.4	Ending assets under management	386.4	399.1	414.6	431.0	437.9
51.6	45.1	Affiliated institutional assets under management	45.1	46.1	46.6	47.3	51.6

489.5	431.5	Total assets managed for institutional customers at end of period	431.5	445.2	461.2	478.3	489.5

11.6	5.3	Net institutional additions (withdrawals), excluding money market activity	2.5	0.5	6.5	4.7	(0.1)

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
136.6	128.9	Beginning assets under management	137.7	136.6	144.2	150.0	157.5
49.7	42.1	Additions	9.9	13.0	10.8	11.9	14.0
(45.6)	(41.7)	Withdrawals	(11.5)	(12.9)	(9.6)	(10.6)	(12.5)
23.5	4.5	Change in market value	(1.7)	7.4	4.6	6.2	5.3
—	(0.1)	Net money market flows	—	—	—	—	—
0.1	2.9	Other (1)	2.2	0.1	—	—	—

164.3	136.6	Ending assets under management	136.6	144.2	150.0	157.5	164.3
81.3	72.6	Affiliated retail assets under management	72.6	73.4	81.2	82.4	81.3

245.6	209.2	Total assets managed for retail customers at end of period	209.2	217.6	231.2	239.9	245.6

4.1	0.4	Net retail additions (withdrawals), excluding money market activity	(1.6)	0.1	1.2	1.3	1.5

(1)	“Other” activity represents a $2 billion reclassification of assets under management from institutional to retail in 4Q’16 and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
4,871	4,916	Beginning balance	4,515	4,871	4,865	5,312	5,089
314	408	Capitalization	87	79	80	71	84
(464)	(484)	Amortization - operating results	(134)	(128)	(102)	(116)	(118)
464	21	Amortization - realized investment gains and losses	347	50	505	(173)	82
(55)	10	Impact of unrealized (gains) or losses on AFS securities	56	(7)	(36)	(5)	(7)
—	—	Other	—	—	—	—	—

5,130	4,871	Ending balance	4,871	4,865	5,312	5,089	5,130

		INDIVIDUAL LIFE INSURANCE:
5,278	4,883	Beginning balance	4,840	5,278	5,393	5,330	5,355
691	706	Capitalization	203	183	166	161	181
(483)	(115)	Amortization - operating results	(69)	(71)	(258)	(71)	(83)
101	(100)	Amortization - realized investment gains and losses	4	2	105	(2)	(4)
(182)	(96)	Impact of unrealized (gains) or losses on AFS securities	300	1	(76)	(63)	(44)

5,405	5,278	Ending balance	5,278	5,393	5,330	5,355	5,405

		GROUP INSURANCE:
176	182	Beginning balance	178	176	175	173	163
—	—	Capitalization	—	—	—	—	—
(14)	(6)	Amortization - operating results	(2)	(1)	(2)	(10)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

162	176	Ending balance	176	175	173	163	162

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,082	1,188	Beginning balance	1,012	1,082	1,064	1,211	1,133
2	3	Capitalization	—	—	1	1	—
(141)	(168)	Amortization - operating results	(44)	(41)	(30)	(34)	(36)
195	56	Amortization - realized investment gains and losses	103	25	184	(43)	29
(13)	3	Impact of unrealized (gains) or losses on AFS securities	11	(2)	(8)	(2)	(1)
—	—	Other	—	—	—	—	—

1,125	1,082	Ending balance	1,082	1,064	1,211	1,133	1,125

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2016	2017
2017	2016			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
15,707	15,348	2%	Premiums	3,814	3,962	4,032	3,891	3,822
503	499	1%	Policy charges and fee income	129	134	112	128	129
5,027	4,759	6%	Net investment income	1,206	1,205	1,260	1,278	1,284
323	403	-20%	Asset management fees, commissions and other income	89	108	79	79	57

21,560	21,009	3%	Total revenues	5,238	5,409	5,483	5,376	5,292

			Benefits and Expenses (1):
13,488	13,232	2%	Insurance and annuity benefits	3,280	3,433	3,422	3,342	3,291
899	920	-2%	Interest credited to policyholders’ account balances	226	226	222	230	221
13	8	63%	Interest expense	3	3	3	4	3
(1,807)	(1,750)	-3%	Deferral of acquisition costs	(426)	(465)	(507)	(417)	(418)
1,138	1,068	7%	Amortization of acquisition costs	264	285	304	275	274
4,631	4,414	5%	General and administrative expenses	1,136	1,128	1,216	1,143	1,144

18,362	17,892	3%	Total benefits and expenses	4,483	4,610	4,660	4,577	4,515

3,198	3,117	3%	Adjusted operating income before income taxes	755	799	823	799	777

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2017			Quarter Ended December 31, 2017
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	15,707	7,953	7,754	3,822	1,966	1,856
Policy charges and fee income	503	357	146	129	92	37
Net investment income	5,027	2,119	2,908	1,284	554	730
Asset management fees, commissions and other income	323	215	108	57	50	7

Total revenues	21,560	10,644	10,916	5,292	2,662	2,630

Benefits and Expenses (1):
Insurance and annuity benefits	13,488	7,019	6,469	3,291	1,741	1,550
Interest credited to policyholders’ account balances	899	238	661	221	56	165
Interest expense	13	8	5	3	2	1
Deferral of acquisition costs	(1,807)	(959)	(848)	(418)	(221)	(197)
Amortization of acquisition costs	1,138	563	575	274	133	141
General and administrative expenses	4,631	2,282	2,349	1,144	568	576

Total benefits and expenses	18,362	9,151	9,211	4,515	2,279	2,236

Adjusted operating income before income taxes	3,198	1,493	1,705	777	383	394

	Twelve Months Ended December 31, 2016			Quarter Ended December 31, 2016
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	15,348	7,471	7,877	3,814	1,831	1,983
Policy charges and fee income	499	346	153	129	90	39
Net investment income	4,759	1,952	2,807	1,206	492	714
Asset management fees, commissions and other income	403	217	186	89	64	25

Total revenues	21,009	9,986	11,023	5,238	2,477	2,761

Benefits and Expenses (1):
Insurance and annuity benefits	13,232	6,607	6,625	3,280	1,608	1,672
Interest credited to policyholders’ account balances	920	234	686	226	55	171
Interest expense	8	5	3	3	2	1
Deferral of acquisition costs	(1,750)	(834)	(916)	(426)	(211)	(215)
Amortization of acquisition costs	1,068	506	562	264	121	143
General and administrative expenses	4,414	1,929	2,485	1,136	507	629

Total benefits and expenses	17,892	8,447	9,445	4,483	2,082	2,401

Adjusted operating income before income taxes	3,117	1,539	1,578	755	395	360

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2016	2017
2017	2016		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
6,056	5,875	Japan, excluding Gibraltar Life	1,386	1,691	1,467	1,459	1,439
7,900	8,030	Gibraltar Life	2,022	1,884	2,134	1,989	1,893
2,254	1,942	All other countries	535	521	543	571	619

16,210	15,847	Total	3,943	4,096	4,144	4,019	3,951

		Annualized new business premiums:
913	840	Japan, excluding Gibraltar Life (2)	205	336	251	162	164
1,598	1,726	Gibraltar Life	408	358	483	400	357
478	436	All other countries (2)	124	128	106	115	129

2,989	3,002	Total (2)	737	822	840	677	650

		Annualized new business premiums by distribution channel:
1,391	1,276	Life Planner Operations (2)	329	464	357	277	293
740	740	Gibraltar Life Consultants	175	167	230	180	163
612	716	Banks	158	132	161	171	148
246	270	Independent Agency	75	59	92	49	46

2,989	3,002	Total (2)	737	822	840	677	650

		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:

6,061	5,752	Japan, excluding Gibraltar Life	1,365	1,707	1,457	1,449	1,448
7,917	7,898	Gibraltar Life	1,946	1,912	2,134	1,977	1,894
2,194	1,971	All other countries	542	512	532	551	599

16,172	15,621	Total	3,853	4,131	4,123	3,977	3,941

		Annualized new business premiums:
914	824	Japan, excluding Gibraltar Life	202	339	249	161	165
1,601	1,706	Gibraltar Life	389	362	483	399	357
460	439	All other countries	122	124	103	111	122

2,975	2,969	Total	713	825	835	671	644

		Annualized new business premiums by distribution channel:
1,374	1,263	Life Planner Operations	324	463	352	272	287
741	733	Gibraltar Life Consultants	170	169	230	179	163
614	716	Banks	157	133	162	171	148
246	257	Independent Agency	62	60	91	49	46

2,975	2,969	Total	713	825	835	671	644

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	The amounts for the first quarter of 2017 have been revised to correct the previously reported amounts.
(3)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 112 per U.S. dollar and Korean won 1,130 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2016	2017
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1) (2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	318	327	332	334	337
Gibraltar Life	327	330	333	336	337
All other countries	123	124	126	129	130

Total	768	781	791	799	804

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,488	3,581	3,632	3,674	3,714
Gibraltar Life	7,182	7,191	7,207	7,222	7,220
All other countries	2,076	2,105	2,122	2,146	2,169

Total	12,746	12,877	12,961	13,042	13,103

International life insurance policy persistency:

Life Planner Operations:
13 months	93.0%	93.0%	93.0%	92.9%	92.9%
25 months	86.3%	86.3%	86.5%	86.1%	86.2%

Gibraltar Life (3):
13 months	93.5%	93.3%	93.4%	93.4%	93.4%
25 months	86.2%	86.7%	86.9%	87.2%	87.2%

Number of Life Planners at end of period:
Japan	3,824	3,932	3,861	3,951	3,941
All other countries	3,856	3,887	3,874	3,880	3,890

Total Life Planners	7,680	7,819	7,735	7,831	7,831

Gibraltar Life Consultants	8,884	8,752	8,509	8,327	8,326

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 112 per U.S. dollar and Korean won 1,130 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2017				December 31, 2016
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	287,878	27,448	260,430	64.7%	268,118	24,917	243,201	64.2%
Public, held-to-maturity, at amortized cost	1,747	—	1,747	0.4%	1,772	—	1,772	0.5%
Private, available-for-sale, at fair value	58,293	13,814	44,479	11.1%	53,061	13,987	39,074	10.3%
Private, held-to-maturity, at amortized cost	302	—	302	0.1%	372	—	372	0.1%
Trading account assets supporting insurance liabilities, at fair value	22,097	—	22,097	5.5%	21,840	—	21,840	5.8%
Other trading account assets, at fair value	2,383	339	2,044	0.5%	1,805	284	1,521	0.4%
Equity securities, available-for-sale, at fair value	6,166	2,340	3,826	1.0%	9,735	2,572	7,163	1.9%
Commercial mortgage and other loans, at book value	55,411	9,017	46,394	11.5%	52,208	9,437	42,771	11.2%
Policy loans, at outstanding balance	11,891	4,543	7,348	1.8%	11,755	4,660	7,095	1.9%
Other long-term investments (1)	10,664	3,159	7,505	1.9%	10,251	3,020	7,231	1.9%
Short-term investments	6,734	631	6,103	1.5%	7,494	837	6,657	1.8%

Subtotal (2)	463,566	61,291	402,275	100.0%	438,411	59,714	378,697	100.0%

Invested assets of other entities and operations (3)	6,305	—	6,305		5,829	—	5,829

Total investments	469,871	61,291	408,580		444,240	59,714	384,526

Fixed Maturities by Credit Quality (2):

	December 31, 2017					December 31, 2016
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4)
1	195,968	26,830	872	221,926	84.4%	184,831	26,239	2,261	208,809	85.1%
2	26,795	3,040	142	29,693	11.3%	26,922	2,479	454	28,947	11.8%

Subtotal - High or Highest Quality Securities	222,763	29,870	1,014	251,619	95.7%	211,753	28,718	2,715	237,756	96.9%

3	5,541	442	44	5,939	2.3%	4,837	323	90	5,070	2.1%
4	3,457	467	77	3,847	1.5%	1,951	178	52	2,077	0.8%
5	781	179	32	928	0.4%	230	43	6	267	0.1%
6	196	10	3	203	0.1%	152	4	1	155	0.1%

Subtotal - Other Securities	9,975	1,098	156	10,917	4.3%	7,170	548	149	7,569	3.1%

Total	232,738	30,968	1,170	262,536	100.0%	218,923	29,266	2,864	245,325	100.0%

Private Fixed Maturities:

NAIC Rating (4)
1	11,823	720	53	12,490	27.9%	10,448	647	164	10,931	27.7%
2	23,956	1,520	193	25,283	56.5%	22,364	1,249	627	22,986	58.2%

Subtotal - High or Highest Quality Securities	35,779	2,240	246	37,773	84.4%	32,812	1,896	791	33,917	85.9%

3	4,660	228	35	4,853	10.8%	3,709	131	92	3,748	9.5%
4	1,224	34	28	1,230	2.7%	927	22	30	919	2.3%
5	885	46	25	906	2.0%	649	30	22	657	1.7%
6	40	4	3	41	0.1%	194	49	10	233	0.6%

Subtotal - Other Securities	6,809	312	91	7,030	15.6%	5,479	232	154	5,557	14.1%

Total	42,588	2,552	337	44,803	100.0%	38,291	2,128	945	39,474	100.0%

(1)	Other long-term investments consist of investments in joint ventures and limited partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2017 and December 31, 2016, 982 securities with amortized cost of $6,022 million (fair value $6,217 million) and 918 securities with amortized cost of $4,634 million (fair value $4,759 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	December 31, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	128,332	76.0%	123,285	77.9%
Public, held-to-maturity, at amortized cost	1,747	1.0%	1,772	1.1%
Private, available-for-sale, at fair value	14,538	8.6%	11,646	7.4%
Private, held-to-maturity, at amortized cost	302	0.2%	372	0.2%
Trading account assets supporting insurance liabilities, at fair value	2,586	1.5%	2,166	1.4%
Other trading account assets, at fair value	492	0.3%	434	0.3%
Equity securities, available-for-sale, at fair value	1,916	1.1%	2,654	1.7%
Commercial mortgage and other loans, at book value	14,268	8.5%	11,700	7.4%
Policy loans, at outstanding balance	2,545	1.5%	2,369	1.5%
Other long-term investments (3)	2,021	1.2%	1,186	0.8%
Short-term investments	244	0.1%	398	0.3%

Total	168,991	100.0%	157,982	100.0%

	December 31, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	132,098	56.6%	119,916	54.4%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	29,941	12.8%	27,428	12.4%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	19,511	8.3%	19,674	9.0%
Other trading account assets, at fair value	1,552	0.7%	1,087	0.5%
Equity securities, available-for-sale, at fair value	1,910	0.8%	4,509	2.0%
Commercial mortgage and other loans, at book value	32,126	13.8%	31,071	14.1%
Policy loans, at outstanding balance	4,803	2.1%	4,726	2.1%
Other long-term investments (3)	5,484	2.4%	6,045	2.7%
Short-term investments	5,859	2.5%	6,259	2.8%

Total	233,284	100.0%	220,715	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of investments in joint ventures and limited partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended December 31
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.86%	2,594	(53)	3.84%	2,457	(41)
Equity securities	7.25%	72	256	5.02%	68	109
Commercial mortgage and other loans	4.09%	413	3	4.22%	389	1
Policy loans	4.86%	88	—	4.89%	88	—
Short-term investments and cash equivalents	1.54%	55	(3)	0.86%	35	—
Other investments	7.15%	167	(779)	7.54%	166	(2,198)

Gross investment income before investment expenses	3.96%	3,389	(576)	3.89%	3,203	(2,129)
Investment expenses	-0.14%	(129)	—	-0.13%	(104)	—

Subtotal	3.82%	3,260	(576)	3.76%	3,099	(2,129)

Investment results of other entities and operations (3)		279	(7)		264	22
Less, investment income related to adjusted operating income reconciling items		(74)			(64)

Total		3,465	(583)		3,299	(2,107)

	Twelve Months Ended December 31
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.90%	10,088	412	3.95%	9,515	605
Equity securities	6.80%	326	565	5.97%	307	128
Commercial mortgage and other loans	4.12%	1,590	(3)	4.32%	1,528	2
Policy loans	4.92%	347	—	5.00%	347	—
Short-term investments and cash equivalents	1.31%	172	(3)	0.68%	122	1
Other investments	7.24%	630	(1,063)	5.67%	473	970

Gross investment income before investment expenses	3.99%	13,153	(92)	3.92%	12,292	1,706
Investment expenses	-0.15%	(490)	—	-0.14%	(413)	—

Subtotal	3.84%	12,663	(92)	3.78%	11,879	1,706

Investment results of other entities and operations (3)		1,119	(10)		1,063	54
Less, investment income related to adjusted operating income reconciling items		(283)			(247)

Total		13,499	(102)		12,695	1,760

(1)	Excludes Closed Block Division.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our investment management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for equity securities are based on quarterly average cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.00%	920	(39)	3.06%	896	85
Equity securities	6.55%	20	245	4.57%	19	54
Commercial mortgage and other loans	3.89%	135	—	4.02%	116	—
Policy loans	3.95%	25	—	4.01%	24	—
Short-term investments and cash equivalents	1.25%	4	—	0.77%	3	—
Other investments (2)	4.85%	32	(82)	5.02%	30	(811)

Gross investment income before investment expenses	3.15%	1,136	124	3.19%	1,088	(672)
Investment expenses	-0.13%	(49)	—	-0.12%	(43)	—

Total	3.02%	1,087	124	3.07%	1,045	(672)

	Twelve Months Ended December 31
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.06%	3,624	466	3.14%	3,472	797
Equity securities	5.66%	79	511	4.80%	75	114
Commercial mortgage and other loans	4.05%	515	—	4.23%	445	7
Policy loans	4.00%	97	—	4.05%	95	—
Short-term investments and cash equivalents	1.25%	14	—	0.78%	9	—
Other investments (2)	6.03%	132	115	5.01%	129	404

Gross investment income before investment expenses	3.23%	4,461	1,092	3.29%	4,225	1,322
Investment expenses	-0.12%	(184)	—	-0.13%	(165)	—

Total	3.11%	4,277	1,092	3.16%	4,060	1,322

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for equity securities are based on quarterly average cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended December 31
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.59%	1,674	(14)	4.51%	1,561	(126)
Equity securities	7.55%	52	11	5.21%	49	55
Commercial mortgage and other loans	4.20%	278	3	4.31%	273	1
Policy loans	5.35%	63	—	5.35%	64	—
Short-term investments and cash equivalents	1.56%	51	(3)	0.86%	32	—
Other investments	8.00%	135	(697)	8.49%	136	(1,387)

Gross investment income before investment expenses	4.55%	2,253	(700)	4.38%	2,115	(1,457)
Investment expenses	-0.15%	(80)	—	-0.14%	(61)	—

Total	4.40%	2,173	(700)	4.24%	2,054	(1,457)

	Twelve Months Ended December 31
	2017			2016
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.61%	6,464	(54)	4.63%	6,043	(192)
Equity securities	7.26%	247	54	6.49%	232	14
Commercial mortgage and other loans	4.16%	1,075	(3)	4.36%	1,083	(5)
Policy loans	5.41%	250	—	5.49%	252	—
Short-term investments and cash equivalents	1.31%	158	(3)	0.67%	113	1
Other investments	7.64%	498	(1,178)	5.96%	344	566

Gross investment income before investment expenses	4.54%	8,692	(1,184)	4.36%	8,067	384
Investment expenses	-0.16%	(306)	—	-0.16%	(248)	—

Total	4.38%	8,386	(1,184)	4.20%	7,819	384

(1)	Excludes Closed Block Division.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for equity securities are based on quarterly average cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	Fourth Quarter 2017					Fourth Quarter 2016
	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Amortization of Acquisition Costs	General and Administrative Expenses	Pre-Tax Adjusted Operating Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Amortization of Acquisition Costs	General and Administrative Expenses	Pre-Tax Adjusted Operating Income
Individual Annuities:
Market performance and experience true-ups	5	(6)	(5)	—	16	(5)	(3)	(2)	—	—
Total of above items	5	(6)	(5)	—	16	(5)	(3)	(2)	—	—
Reported amount	336	72	118	—		314	100	134	—
Amount excluding impact of items indicated above	331	78	123	—		319	103	136	—

Retirement:
Settlement of legal matters	—	—	—	—	—	—	—	—	(20)	20
Total of above items	—	—	—	—	—	—	—	—	(20)	20
Reported amount	—	—	—	—					242
Amount excluding impact of items indicated above	—	—	—	—		—	—	—	262

Corporate & Other:
Debt exchange costs	—	—	—	12	(12)	—	—	—	—	—
Total of above items	—	—	—	12	(12)	—	—	—	—
Reported amount	—	—	—	131		—	—	—	—
Amount excluding impact of items indicated above	—	—	—	119		—	—	—	—

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended December 31, 2017								Three Months Ended December 31, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	8,720	—	—	—	674	95	—	9,489	7,296	—	—	—	707	94	—	8,097
Policy charges and fee income	1,604	(61)	—	—	—	—	—	1,543	1,529	(38)	—	—	—	—	—	1,491
Net investment income	3,465	(12)	—	—	670	86	—	4,209	3,299	(8)	—	—	625	72	—	3,988
Realized investment gains (losses), net	82	(663)	—	—	72	(2)	—	(511)	150	(2,090)	—	—	174	(167)	—	(1,933)
Asset management fees, commissions and other income	1,379	121	6	—	28	2	(1)	1,535	1,146	644	(378)	—	7	1	(13)	1,407

Total revenues	15,250	(615)	6	—	1,444	181	(1)	16,265	13,420	(1,492)	(378)	—	1,513	—	(13)	13,050

Benefits and Expenses :

Insurance and annuity benefits	9,163	85	—	—	1,311	174	—	10,733	7,658	(174)	—	—	1,429	136	—	9,049
Interest credited to policyholders’ account balances	929	(25)	—	(37)	33	—	—	900	945	(103)	—	(283)	33	1	—	593
Interest expense	344	—	—	—	—	2	—	346	319	—	—	—	—	1	—	320
Deferral of acquisition costs	(686)	—	—	—	—	—	—	(686)	(711)	—	—	—	—	—	—	(711)
Amortization of acquisition costs	480	(76)	—	—	10	—	—	414	468	(343)	—	—	8	—	—	133
General and administrative expenses	3,448	(18)	—	—	94	18	(100)	3,442	3,282	(48)	—	—	101	22	(8)	3,349

Total benefits and expenses	13,678	(34)	—	(37)	1,448	194	(100)	15,149	11,961	(668)	—	(283)	1,571	160	(8)	12,733

	Twelve Months Ended December 31, 2017								Twelve Months Ended December 31, 2016
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	29,162	—	—	—	2,526	403	—	32,091	27,953	—	—	—	2,620	391	—	30,964
Policy charges and fee income	5,518	(215)	—	—	—	—	—	5,303	5,887	19	—	—	—	—	—	5,906
Net investment income	13,499	(38)	—	—	2,653	321	—	16,435	12,695	(31)	—	—	2,578	278	—	15,520
Realized investment gains (losses), net	486	(631)	—	—	534	43	—	432	577	1,256	—	—	434	(73)	—	2,194
Asset management fees, commissions and other income	4,981	67	336	—	113	8	(77)	5,428	4,462	(236)	(17)	—	37	6	(57)	4,195

Total revenues	53,646	(817)	336	—	5,826	775	(77)	59,689	51,574	1,008	(17)	—	5,669	602	(57)	58,779

Benefits and Expenses :

Insurance and annuity benefits	30,071	(69)	—	—	5,226	657	—	35,885	29,709	131	—	—	5,223	594	—	35,657
Interest credited to policyholders’ account balances	3,729	(191)	—	151	133	—	—	3,822	3,698	(50)	—	(21)	134	—	—	3,761
Interest expense	1,322	—	—	—	1	4	—	1,327	1,315	—	—	—	2	3	—	1,320
Deferral of acquisition costs	(2,818)	—	—	—	—	—	—	(2,818)	(2,845)	—	—	—	—	—	—	(2,845)
Amortization of acquisition costs	2,093	(550)	—	—	37	—	—	1,580	1,672	168	—	—	37	—	—	1,877
General and administrative expenses	13,005	51	—	—	384	76	(110)	13,406	12,626	236	—	—	405	89	(52)	13,304

Total benefits and expenses	47,402	(759)	—	151	5,781	737	(110)	53,202	46,175	485	—	(21)	5,801	686	(52)	53,074

(1)	See page 41 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended March 31, 2017								Three Months Ended June 30, 2017
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	5,774	—	—	—	604	103	—	6,481	7,557	—	—	—	670	99	—	8,326
Policy charges and fee income	1,555	(22)	—	—	—	—	—	1,533	794	(69)	—	—	—	—	—	725
Net investment income	3,354	(8)	—	—	645	70	—	4,061	3,335	(9)	—	—	672	91	—	4,089
Realized investment gains (losses), net	122	27	—	—	273	5	—	427	161	(1,372)	—	—	82	37	—	(1,092)
Asset management fees, commissions and other income	1,202	(85)	44	—	35	3	(31)	1,168	1,181	4	201	—	25	1	(19)	1,393

Total revenues	12,007	(88)	44	—	1,557	181	(31)	13,670	13,028	(1,446)	201	—	1,449	228	(19)	13,441

Benefits and Expenses :

Insurance and annuity benefits	6,146	(39)	—	—	1,380	153	—	7,640	7,386	(69)	—	—	1,328	174	—	8,819
Interest credited to policyholders’ account balances	920	(25)	—	12	33	—	—	940	953	(184)	—	145	33	—	—	947
Interest expense	322	—	—	—	1	1	—	324	326	—	—	—	—	1	—	327
Deferral of acquisition costs	(724)	—	—	—	—	—	—	(724)	(755)	—	—	—	—	—	—	(755)
Amortization of acquisition costs	481	(53)	—	—	11	—	—	439	662	(586)	—	—	8	—	—	84
General and administrative expenses	3,202	(9)	—	—	98	21	(3)	3,309	3,228	72	—	—	98	18	(5)	3,411

Total benefits and expenses	10,347	(126)	—	12	1,523	175	(3)	11,928	11,800	(767)	—	145	1,467	193	(5)	12,833

	Three Months Ended September 30, 2017
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on trading account assets supporting insurance liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other divested businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues :

Premiums	7,111	—	—	—	578	106	—	7,795
Policy charges and fee income	1,565	(63)	—	—	—	—	—	1,502
Net investment income	3,345	(9)	—	—	666	74	—	4,076
Realized investment gains (losses), net	121	1,377	—	—	107	3	—	1,608
Asset management fees, commissions and other income	1,219	27	85	—	25	2	(26)	1,332

Total revenues	13,361	1,332	85	—	1,376	185	(26)	16,313

Benefits and Expenses :

Insurance and annuity benefits	7,376	(46)	—	—	1,207	156	—	8,693
Interest credited to policyholders’ account balances	927	43	—	31	34	—	—	1,035
Interest expense	330	—	—	—	—	—	—	330
Deferral of acquisition costs	(653)	—	—	—	—	—	—	(653)
Amortization of acquisition costs	470	165	—	—	8	—	—	643
General and administrative expenses	3,127	6	—	—	94	19	(2)	3,244

Total benefits and expenses	11,577	168	—	31	1,343	175	(2)	13,292

(1)	See page 41 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

RECLASSIFIED OPERATIONS HIGHLIGHTS

Year Ended December 31			2016				2017
2015	2014		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Investment Management Division:
389.1	370.0	Institutional customers	403.6	418.8	445.9	431.5	445.2	461.2	478.3
197.3	186.1	Retail customers	198.6	202.1	209.0	209.2	217.6	231.2	239.9
376.7	377.4	General account	400.8	426.3	430.3	399.4	406.1	412.3	415.7

963.1	933.5	Total Investment Management Division	1,003.0	1,047.2	1,085.2	1,040.1	1,068.9	1,104.7	1,133.9
114.5	131.3	U.S. Individual Solutions Division	111.4	113.8	117.1	114.6	119.1	114.4	116.7
85.1	89.2	U.S. Workplace Solutions Division	80.7	81.7	84.1	82.9	84.3	85.8	86.9
21.0	21.9	International Insurance Division	22.8	25.0	27.9	26.2	26.5	28.7	28.7

1,183.7	1,175.9	Total assets under management	1,217.9	1,267.7	1,314.3	1,263.8	1,298.8	1,333.6	1,366.2
163.2	154.5	Client assets under administration	170.5	171.7	177.0	177.3	185.2	188.3	202.4

1,346.9	1,330.4	Total assets under management and administration	1,388.4	1,439.4	1,491.3	1,441.1	1,484.0	1,521.9	1,568.6

270.5	248.3	Assets managed or administered for customers outside of the United States at end of period	297.5	324.6	335.4	311.1	326.6	341.1	350.5

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

Year Ended December 31			2016				2017
2015	2014		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
1,013	953	Premiums	242	260	255	262	255	271	264
4,722	4,792	Policy charges and fee income	1,190	960	1,222	1,217	1,232	472	1,245
2,272	2,250	Net investment income	597	606	661	656	672	667	666
1,921	1,941	Asset management fees, commissions and other income	446	472	493	482	501	550	540

9,928	9,936	Total revenues	2,475	2,298	2,631	2,617	2,660	1,960	2,715

		Benefits and Expenses (1):
2,592	2,621	Insurance and annuity benefits	725	1,006	657	703	730	360	642
1,007	1,035	Interest credited to policyholders’ account balances	264	267	243	268	263	255	263
619	640	Interest expense	159	164	166	165	170	179	183
(1,080)	(1,045)	Deferral of acquisition costs	(262)	(289)	(273)	(290)	(262)	(246)	(232)
598	888	Amortization of acquisition costs	221	9	166	203	199	360	187
3,760	3,832	General and administrative expenses	920	1,004	973	1,008	974	997	945

7,496	7,971	Total benefits and expenses	2,027	2,161	1,932	2,057	2,074	1,905	1,988

2,432	1,965	Adjusted operating income before income taxes	448	137	699	560	586	55	727

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

Year Ended December 31			2016				2017
2015	2014		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
10,613	10,855	Premiums	1,648	1,992	4,746	3,227	1,564	3,259	2,962
800	784	Policy charges and fee income	204	232	214	194	202	223	204
4,668	4,822	Net investment income	1,165	1,158	1,270	1,278	1,313	1,257	1,226
883	973	Asset management fees, commissions and other income	196	223	237	235	241	230	230

16,964	17,434	Total revenues	3,213	3,605	6,467	4,934	3,320	4,969	4,622

		Benefits and Expenses (1):
12,218	12,551	Insurance and annuity benefits	2,080	2,404	5,208	3,668	1,982	3,601	3,391
1,698	1,724	Interest credited to policyholders’ account balances	416	417	452	451	431	476	434
33	34	Interest expense	5	6	6	7	7	8	7
(56)	(52)	Deferral of acquisition costs	(7)	(8)	(10)	(6)	(7)	(9)	(9)
72	39	Amortization of acquisition costs	8	7	14	10	5	6	17
1,892	1,900	General and administrative expenses	466	454	496	443	471	443	473

15,857	16,196	Total benefits and expenses	2,968	3,280	6,166	4,573	2,889	4,525	4,313

1,107	1,238	Adjusted operating income before income taxes	245	325	301	361	431	444	309

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding accumulated other comprehensive income (loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate and certain deferred taxes is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP as well as remeasurement of deferred tax assets and liabilities originally established through AOCI, related to enactment of the Tax Cuts and Jobs Act on December 22, 2017. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement and certain deferred taxes is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Book value per share of Common Stock - including AOCI: As of the fourth quarter of 2016 and first, second and third quarters of 2017, book value including AOCI per share of common stock includes a $500 million increase in equity and a 5.75 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes (“ESNs”) when book value per share of common stock is greater than $86.92. Reflecting the dilutive impact of ESNs when book value per share is greater than $85.00, to calculate book value including AOCI per share of common stock as of December 31, 2017, equity is increased by $500 million and diluted shares include 5.88 million shares.

Book value per share of Common Stock - excluding AOCI, and excluding AOCI and remeasurement of foreign currency and certain deferred taxes: The ESNs are subject to customary antidilution adjustments and the exchange rate is accordingly revalued in the fourth quarter of each year. As of the fourth quarter of 2016 and first, second and third quarters of 2017, the conversion of ESNs is antidilutive as book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock is less than $86.92. Reflecting the dilutive impact of ESNs when book value per share is greater than $85.00, to calculate book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock as of the fourth quarter of 2017, equity is increased by $500 million and diluted shares include 5.88 million shares.

Diluted shares as of the fourth quarter of 2016 and first, second and third quarters of 2017 do not include shares related to ESNs due to the antidilutive impact of conversion of ESNs when book value per share of common stock (i.e., book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock) is less than $86.92. Diluted shares as of December 31, 2017 include 5.88 million shares due to the dilutive impact of conversion of ESNs when book value per share of common stock (i.e., book value excluding AOCI per share of common stock and book value excluding AOCI and remeasurement of foreign currency and certain deferred taxes per share of common stock) is greater than $85.00.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the investment management business.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance Advisors in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Advisors:

Captive financial professionals and field managers in our insurance operations in the United States.

28. Prudential Advisor productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2017

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of February 7, 2018

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of February 7, 2018

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.